Exhibit 99.1

UMPQUA HOLDINGS CORPORATION

SECOND RESTATED SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
FOR
RAYMOND P. DAVIS

     THIS AGREEMENT is made and entered into effective as of January 1, 2007 by and between Umpqua Holdings Corporation (“Umpqua”) and Raymond P. Davis (hereinafter referred to as “Participant”) and supersedes in its entirety the Supplemental Executive Retirement Plan as restated on July 8, 2005.

R E C I T A L S

     A. Participant is serving as the President and Chief Executive Officer of Umpqua. The parties’ desire that Participant will continue to render valuable service to Umpqua in the future. This plan is intended to provide a financial inducement to Participant for continued service, as well as a form of compensation for doing so.

     B. Umpqua and Participant entered into an Employment Agreement dated effective as of July 1, 2003 (“Employment Agreement”), pursuant to which Umpqua is obligated to provide Participant with a supplemental executive retirement benefit on the terms and conditions set forth in this Agreement.

     C. The parties entered into a Supplemental Retirement Plan Agreement, originally dated effective July 1, 2003, which was restated on July 8, 2005. The parties intend for this Agreement to supersede that agreement and any amendments thereto, in their entirety.

     D. In consideration for Participant agreeing to enter into this Agreement, Umpqua has agreed to award Participant a deferred stock grant pursuant to a separate Deferred Stock Agreement. The effectiveness of this Agreement is conditioned on receipt of shareholder approval to amend Umpqua’s 2003 Stock Incentive Plan to increase the limit of the number of shares subject to awards under the plan to an individual in a calendar year.

     ACCORDINGLY, subject to satisfaction of the condition for effectiveness of this Agreement set forth in Recital D above, the parties agree as follows:

ARTICLE 1 ADMINISTRATION

     Section 1.1  Purpose of the Plan.  The purpose of the Plan is to provide retirement  benefits for Raymond P. Davis.

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     Section 1.2 Administration of the Plan. The Compensation Committee shall appoint from time-to-time a person or persons to administer and interpret the terms of the Plan and adopt rules and regulations to implement the Plan (“Administrator”).

     Section 1.3 Top Hat Plan and Excess Benefits. The Plan is an unfunded plan maintained primarily to provide deferred compensation benefits for a select group of management or highly compensated participants (within the meaning of sections 201(2), 301(a)(3), and 401(a)(1) of ERISA), and is intended to be exempt from Parts 2, 3, and 4 of ERISA. The Plan also separately accounts for benefits that are provided in excess of the limitations on contributions and benefits imposed by section 415 of the Internal Revenue Code of 1986, as described in section 3(36) of ERISA, and such separate part of the Plan is intended to be an “excess benefit plan” exempt from ERISA pursuant to section 4(b)(5).

ARTICLE 2

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

Section 2.1	Definitions. For purposes of the Supplemental Executive Retirement Plan and this Article 2, the following definitions shall apply:

     “Account” means the separate bookkeeping account established for Participant on the books of Umpqua for the purpose of recording the amounts of supplemental retirement benefits accrued for Participant pursuant to the provisions of this Plan as if the Plan were accounted for in accordance with APB 12.

     “Annual Retirement Benefit” means the benefit amount to be paid annually until Participant’s death (subject to the provisions of Section 2.9 of this Plan), as set forth in Schedule A hereto, the amount of which corresponds to the circumstances of termination of Participant’s employment or Disability and when such termination or Disability occurs, minus the amount of any Offsetting Benefit which Participant receives during the respective benefit payment year.

     “Cause” has the same meaning as first ascribed to it in the Employment Agreement.

     “Change in Control” has the same meaning as first ascribed to it in the Employment Agreement.

     “Compensation Committee” means the Compensation Committee of the Board of Directors of Umpqua or its equivalent appointed by the Board.

     “Disability” or “Disabled” means the Participant (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, or (ii) is, by reason of any medically determinable

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physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering employees of the Umpqua or a subsidiary of Umpqua.

     “ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time.

     “Good Reason” has the same meaning as first ascribed to it in the Employment Agreement.

     “Normal Commencement Date” means the later of (i) the first day of the month which is six months after the Termination Date or (ii) the first day of the month following Retirement Age.

     “Offsetting Benefits” means Social Security retirement benefits plus any Retirement Plan or pension benefits funded by Umpqua or its affiliates for the benefit of Participant, including interest or earnings thereon, but specifically excluding amounts contributed by Participant into a 401(k) or similar plan together with interest or earnings thereon and any gain or other value derived under any stock options or other stock based compensation plans.

     “Plan” means the Supplemental Executive Retirement Plan set forth in this Agreement, as it may be amended from time to time.

     “Retirement Age” means the Participant’s sixty-second birthday, June 3, 2011.

     “Retirement Plan” means any defined benefit or defined contribution plan qualified under Section 401(a) of the Internal Revenue Code of 1986, sponsored by Umpqua.

     “Termination Date” means the date on which Participant ceases to be an employee of Umpqua for any reason, including death, retirement, disability, and voluntary or involuntary termination.

     “Unforeseeable Emergency” means a severe financial hardship resulting from an illness or accident of Participant, Participant’s spouse or a dependent (as defined in Section 152(a) of the Internal Revenue Code), loss of Participant’s property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of Participant.

     Section 2.2 Normal Retirement Benefits. In the event Participant’s employment is terminated on or after Participant has attained Retirement Age, commencing on the Normal Commencement Date, subject to Section 2.7, Participant shall be entitled to receive monthly payments of the Annual Retirement Benefit, in the amount set forth on Schedule A for “Normal

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Retirement.” Subject to Section 2.9 of this Plan, monthly payments of the Annual Retirement Benefit shall continue until Participant’s death.

     Section 2.3 Benefits Upon Disability of Participant Prior to Retirement Age. In the event Participant becomes Disabled, Participant shall be entitled to receive monthly payments of the Annual Retirement Benefit, in the amount as set forth on Schedule A for “Disability,” commencing on the first day of the month following Participant becoming Disabled. Subject to Section 2.9, the monthly payments shall continue until Participant’s death.

     Section 2.4. Benefits Upon Termination With Cause or by Participant Without Good Reason. If Participant is terminated for Cause, or Participant terminates employment without Good Reason, prior to Participant reaching Retirement Age, commencing on the Normal Commencement Date, subject to Section 2.7, Participant shall be entitled to receive monthly payments of the Annual Retirement Benefit, in the amount set forth on Schedule A for “Cause/Without Good Reason.” Subject to Section 2.9 of this Plan, monthly payments of the Annual Retirement Benefit shall continue until Participant’s death.

     Section 2.5. Benefits Upon Termination Without Cause or For Good Reason. If Participant’s employment is terminated without Cause or Participant terminates employment for Good Reason, prior to Participant reaching Retirement Age, commencing on the Normal Commencement Date, subject to Section 2.7, Participant shall be entitled to receive monthly payments of the Annual Retirement Benefit, in the amount set forth on Schedule A for “Without Cause/Good Reason.” Subject to Section 2.9 of this Plan, monthly payments of the Annual Retirement Benefit shall continue until Participant’s death.

     Section 2.6. Change in Control. If within two years of a Change in Control Participant’s employment is terminated without Cause or Participant terminates his employment for any reason, commencing on the Normal Commencement Date, subject to Section 2.7, Participant shall be entitled to receive monthly payments of the Annual Retirement Benefit, in the amount set forth on Schedule A for “Change in Control.” Subject to Section 2.9 of this Plan, monthly payments of the Annual Retirement Benefit shall continue until Participant’s death. If the benefit payments under this Agreement, either alone or together with other payments to which the Participant is entitled to receive from the Company, would constitute an “excess parachute payment” as defined in Section 280G of the Internal Revenue Code of 1986, as amended (the “Code”), such benefit payments shall be reduced to the largest amount that will result in no portion of benefit payments under this Agreement being subject to the excise tax imposed by Section 4999 of the Code. The determination of which benefits to reduce shall be made by the Participant, provided the Company’s accountants confirm that such reduction satisfies the requirements of this Section.

     Section 2.7. Delay of Payment if Specified Employee. If at the time Participant’s employment terminates, Participant is a “specified employee” as defined in Section 409A of the Code, the payment of benefits shall not commence until the later of (a) the commencement date otherwise set forth in the applicable section of this Agreement or (b) a date which is six months after

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the date of Applicant’s termination of employment with the Umpqua. Furthermore, if payment of benefits is affected by this six (6) month delay in payment imposed by Section 409A of the Code and benefits under the applicable section were to be paid in installments, the aggregate amount of the first seven (7) months of installments shall be paid at the beginning of the seventh month following the date of termination of employment. Monthly installment payments shall continue thereafter as specified.

     Section 2.8. Death Benefit. In the event Participant dies prior to termination of employment with Umpqua, Participant’s beneficiary, as designated in writing to the Administrator, or if no beneficiary is so designated, Participant’s estate, shall receive a lump sum payment equal to the amount of the Account as of the date of Participant’s death. This death benefit shall be paid within three (3) months of Participant’s death.

     Section 2.9. Minimum and Maximum Term of Life Payments. If Participant is receiving payments under this Plan until his death, Umpqua and Participant agree that such payments will cease in any event no later than 36 months after Participant’s predicted life expectancy determined by Umpqua’s consulting actuaries at the time of Participant’s termination of employment, but, notwithstanding Participant’s earlier death, such payments will continue to a date 36 months prior to such predicted life expectancy, with such payments made to Participant’s beneficiary as designated in writing to the Administrator, or if no beneficiary is so designated, to Participant’s estate. Participant’s life expectancy shall be determined based upon the then most recently published life expectancy table by the Internal Revenue Services or other generally accepted reference source.

     Section 2.10. Early Payment for Unforeseeable Emergency. Participant shall not be entitled to withdraw any portion of the balance in the Account except that, in event of hardship caused by an Unforeseeable Emergency, the Administrator may, but is under no obligation to, distribute all or a portion of the Account. The amount distributed may not exceed the amount necessary to satisfy the financial hardship plus amounts necessary to pay taxes reasonably anticipated as a result of the distribution, after taking into account the extent to which such hardship is or may be relieved through reimbursement or compensation by insurance or otherwise or by liquidation of Participant’s assets (to the extent the liquidation of such assets would not itself cause severe financial hardship). In the event of any early payment, later benefits will be appropriately adjusted to reflect the early payment as determined by Umpqua’s consulting actuaries.

     Section 2.11. Withholding. Any payment or other distribution of benefits under this Plan may be reduced by any amount required to be withheld by Umpqua under any applicable law, rule, regulation, order or other requirement, now or hereafter in effect, of any governmental authority.

     Section 2.12. Effect on Retirement Plans. Any amounts payable under this Plan shall be disregarded for the purpose of determining any accrued benefits of Participant under any Retirement Plan, except as required by law.

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     Section 2.13. Account. The Account established under this Plan is an unfunded plan of deferred compensation. Benefits and interest earned hereunder are represented solely by bookkeeping entries on records maintained by the Administrator. No funds are held in trust or otherwise segregated for the sole purpose of paying Plan benefits. All Plan benefits are payable solely from the general assets of Umpqua. The Umpqua may from time to time reserve assets in a general account or grantor trust owned by Umpqua for the purpose of paying liabilities that are accrued under this Plan. The Participant (and his successors) shall have no legal or equitable rights, interest or claims in any specific collateral, property or assets of Umpqua, but shall be general unsecured creditors of Umpqua until benefits are paid hereunder.

     Section 2.14. Offset. Any amounts due to Participant hereunder may be applied by Umpqua to offset any amounts past due Umpqua from Participant, provided that such offset may only occur at such time and to the extent that benefit payments are due and payable.

     Section 2.15. Claims Procedure.

                           2.15.1 Interpretation. Any person desiring a benefit under, interpretation or construction of, ruling under or information regarding this Plan shall submit a written request therefor to the Administrator. The Administrator shall respond in writing to any such request as soon as practicable. Any interpretation or construction of, and any ruling under, this Plan by the Administrator shall be final and binding on all parties.

                           2.15.2 Denial of Claim. If a claim for benefits is denied in whole or in part, the Administrator shall notify the claimant of such denial and of his or her right to a conference with an individual designated in the notice for the purpose of explaining the denial. If the claimant does not want such a conference, or is dissatisfied with its outcome, he or she shall be furnished in writing, in a manner calculated to be understood by the claimant, specific reasons for such denial, specific references to the Plan provisions on which the denial is based, a description of any additional material necessary for him or her to perfect his or her claim, an explanation of why such material is necessary, and an explanation of this Plan’s appeals procedure as described in Section 2.15.3.

                           2.15.3 Appeal Procedure. Any person, or his or her duly authorized representative, whose claim for benefits under this Plan has been denied in whole or in part, may appeal from such denial to the Administrator by submitting to the Administrator a written request for review within seventy-five (75) days after receiving notice of denial. The Administrator shall give the claimant an opportunity to review pertinent documents relating to the denial in preparing his or her request for review. The request must set forth all the grounds upon which it is based, supporting facts and documents, and any other matters which the claimant deems pertinent, and the relief sought. The Administrator may require the claimant to submit such additional facts, documents or other material as it deems necessary or advisable in making its review. The Administrator shall act upon a request for review within 60 days after receipt thereof unless special circumstances require further time, but in no event later than 120 days after such receipt. If the Administrator confirms the denial in whole or in part, the Administrator shall give written notice to

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the claimant setting forth, in a manner calculated to be understood by the claimant, the specific reasons for denial and specific reference to the Plan provisions on which the decision was based. The determination of the Administrator upon such review shall be final and conclusive, but subject to any right of appeal under applicable law.

ARTICLE 3 MISCELLANEOUS.

     Section 3.1 Amendment or Termination. This Plan may be amended or terminated only by the written agreement authorized by the Compensation Committee and signed by the Administrator and Participant. Notwithstanding the foregoing, this Agreement may not be amended to accelerate the timing of distributions of the benefits unless such acceleration is specifically permitted under Section 409A of the Code. Any amendment to delay the payments or change the form of payment, is subject to the following limitations:

                         (a) the amendment may not take effect until at least twelve (12) months after the date on which the amendment is made;

                         (b) other than in the event of death, the first payment with respect to such amendment must be deferred for a period of at least five (5) years from the date such payment otherwise would have been made; and

                         (c) an amendment related to a payment to be made at a specified time may not be made less than twelve (12) months prior to the date of the first scheduled payment.

     Section 3.2 Plan Administrator. With respect to ERISA, the Administrator shall be the plan administrator and named fiduciary as to this Plan and the corporate secretary of Umpqua shall be the agent for purposes of receiving legal process.

     Section 3.3 No Right to Employment. This Plan shall not confer upon Participant the right to be retained in the employ of Umpqua, interfere with the right of Umpqua to discharge or otherwise deal with Participant without regard to the existence of this Plan or otherwise be interpreted or construed as creating or modifying any employment or other contract between Umpqua and Participant.

     Section 3.4 Conclusiveness of Authorized Action. All determinations made under this Agreement by Umpqua’s independent consulting actuaries shall be binding upon Umpqua and Davis in the absence of manifest error. Any other actions taken with respect to this Plan by the Administrator shall be conclusive upon Participant, his beneficiaries and any other persons entitled to benefits under this Plan, subject to the claims procedure set forth in Section 2.15 and the arbitration provisions set forth in Section 3.11.

Section 3.5 Alienation. Except as provided in Section 3.6 below, no right, interest or benefit under this Plan shall be subject to any anticipation, alienation, sale, transfer, assignment,

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pledge, security interest, encumbrance, charge, execution, attachment, garnishment or legal process, and any attempt to do so shall be void.

     Section 3.6 Qualified Domestic Relations Order Distribution. All rights and benefits, including elections, provided to a Participant in this Plan shall be subject to the rights afforded to any “alternate payee” under a “qualified domestic relations order.” Furthermore, a distribution to an “alternate payee” shall be permitted if such distribution is authorized by a “qualified domestic relations order,” even if the affected Participant has not separated from service and has not reached “earliest retirement age” under the Plan. For the purposes of this Section, “alternate payee,” “qualified domestic relations order” and “earliest retirement age” shall have the meaning set forth under Code Section 414(p).

     Section 3.7 Information. Participant and his beneficiaries under this Plan shall provide such authorizations, elections, designations and other information, as Umpqua shall deem necessary for the proper administration of this Plan. All such authorizations, elections, designations and other information shall be in form approved by Umpqua. The Umpqua shall not be obligated to determine the accuracy or authenticity of any information provided by Participant or any beneficiary under this Plan and any payment or other distribution of benefits based thereon shall be binding on such person, or on anyone claiming by, through or under such person, and shall completely discharge any liability under this Plan to the extent of any payment made.

     Section 3.8  Headings. Headings of sections and paragraphs of this Plan are inserted for convenience of reference only and shall not constitute a part of this Plan.

     Section 3.9 Governing State. This Plan shall be interpreted, construed and enforced in accordance with the laws of the State of Oregon, except insofar as state law has been preempted by ERISA.

     Section 3.10 Entire Agreement. This document constitutes the entire agreement between the parties with respect to the Plan provided pursuant to Section 5.5 of the Employment Agreement dated July 1, 2003

     Section 3.11 Arbitration. Any dispute hereunder shall be resolved under binding arbitration pursuant to the provision in Section 15 of the Employment Agreement. Attorney fees will be awarded as provided by Section 17.9 of the Employment Agreement.

     Section 3.12 Notices. All notices, requests, demands, and other communications provided for by this Agreement will be in writing and shall be deemed sufficient upon receipt, when delivered personally or by a nationally-recognized delivery service (such as Federal Express), or three (3) business days after being deposited in the U.S. mail as certified mail, return receipt requested, with postage prepaid, if such notice is addressed to the party to be notified at such party’s address as set forth below or as subsequently modified by written notice.

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To Umpqua,	Umpqua Holdings Corporation
Administrator, or	Suite 1200
Compensation Committee	One SW Columbia Street
Portland, Oregon 97258
Attn: Chairman of the Board of Directors

and copy to:

Kenneth Roberts Foster Pepper LLP Suite 1800 601 SW 2nd Avenue Portland, Oregon 97204

To Participant:	Raymond P. Davis 609 NW 11th Avenue Portland, Oregon 97209

and copy to:	Terrence R. Pancoast Stoel Rives LLP 900 SW Fifth Avenue, Suite 2600 Portland, Oregon 97204

[Signature Page to Follow]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement to be effective as of the date first written above.

Umpqua Holdings Corporation

By: _________________________
William Lansing
Compensation Committee Chairman

Executed _____________________, 2007

____________________________
Raymond P. Davis, Participant

Executed _____________________, 2007

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SCHEDULE A

ANNUAL RETIREMENT BENEFIT

The following schedule sets forth the amount of the Annual Retirement Benefit (prior to adjustment for any Offsetting Benefits) to be paid under Sections 2.2 through 2.6, respectively, of the Second Restated Supplemental Executive Retirement Plan for Raymond P. Davis, based on when the Termination Date or date of Disability occurs.

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			Termination By
			Company With
			Cause or by	Termination By
			Participant	Company Without
			Without Good	Cause or By		Death Benefit
Month of			Reason ( i.e. early	Participant For		(Section 2.8)
Termination	Normal Retirement	Disability	retirement)	Good Reason	Change in Control	(One Time-
(or Disability)	(Section 2.2)*	(Section 2.3)*	(Section 2.4)*	(Section 2.5)*	(Section 2.6)*	Lump Sum)

Dec-2006	N/A	$201,003	$70,351	$120,602	$400,502	$2,472,845

Jan-2007	N/A	$206,882	$72,409	$124,129	$403,441	$2,545,177

Feb-2007	N/A	$212,762	$74,467	$127,657	$406,381	$2,617,509

Mar-2007	N/A	$218,641	$76,524	$131,185	$409,321	$2,689,841

Apr-2007	N/A	$224,521	$78,582	$134,712	$412,260	$2,762,173

May-2007	N/A	$230,400	$80,640	$138,240	$415,200	$2,834,505

Jun-2007	N/A	$236,280	$82,698	$141,768	$418,140	$2,906,837

Jul-2007	N/A	$242,675	$97,070	$194,140	$421,338	$2,985,515

Aug-2007	N/A	$249,070	$99,628	$199,256	$424,535	$3,064,193

Sep-2007	N/A	$255,466	$102,186	$204,372	$427,733	$3,142,872

Oct-2007	N/A	$261,861	$104,744	$209,489	$430,930	$3,221,550

Nov-2007	N/A	$268,256	$107,302	$214,605	$434,128	$3,300,228

Dec-2007	N/A	$274,651	$109,861	$219,721	$437,326	$3,378,906

Jan-2008	N/A	$281,047	$112,419	$224,837	$440,523	$3,457,584

Feb-2008	N/A	$287,442	$114,977	$229,954	$443,721	$3,536,262

Mar-2008	N/A	$293,837	$117,535	$235,070	$446,919	$3,614,940

Apr-2008	N/A	$300,233	$120,093	$240,186	$450,116	$3,693,619

May-2008	N/A	$306,628	$122,651	$245,302	$453,314	$3,772,297

Jun-2008	N/A	$313,023	$125,209	$250,419	$456,512	$3,850,975

Jul-2008	N/A	$320,160	$192,096	$320,160	$460,080	$3,938,772

Aug-2008	N/A	$327,296	$196,378	$327,296	$463,648	$4,026,570

Sep-2008	N/A	$334,433	$200,660	$334,433	$467,216	$4,114,367

Oct-2008	N/A	$341,569	$204,942	$341,569	$470,785	$4,202,164

Nov-2008	N/A	$348,706	$209,223	$348,706	$474,353	$4,289,962

Dec-2008	N/A	$355,842	$213,505	$355,842	$477,921	$4,377,759

Jan-2009	N/A	$362,979	$217,787	$362,979	$481,489	$4,465,557

Feb-2009	N/A	$370,115	$222,069	$370,115	$485,058	$4,553,354

Mar-2009	N/A	$377,252	$226,351	$377,252	$488,626	$4,641,151

Apr-2009	N/A	$384,388	$230,633	$384,388	$492,194	$4,728,949

May-2009	N/A	$391,525	$234,915	$391,525	$495,763	$4,816,746

Jun-2009	N/A	$398,662	$239,197	$398,662	$499,331	$4,904,543

Jul-2009	N/A	$406,608	$325,287	$406,608	$503,304	$5,002,308

Aug-2009	N/A	$414,555	$331,644	$414,555	$507,277	$5,100,072

Sep-2009	N/A	$422,502	$338,001	$422,502	$511,251	$5,197,836

Oct-2009	N/A	$430,448	$344,359	$430,448	$515,224	$5,295,600

Nov-2009	N/A	$438,395	$350,716	$438,395	$519,197	$5,393,365

Dec-2009	N/A	$446,342	$357,073	$446,342	$523,171	$5,491,129

Jan-2010	N/A	$454,288	$363,431	$454,288	$527,144	$5,588,893

Feb-2010	N/A	$462,235	$369,788	$462,235	$531,118	$5,686,657

Mar-2010	N/A	$470,182	$376,145	$470,182	$535,091	$5,784,422

Apr-2010	N/A	$478,128	$382,503	$478,128	$539,064	$5,882,186

May-2010	N/A	$486,075	$388,860	$486,075	$543,038	$5,979,950

Jun-2010	N/A	$494,022	$395,217	$494,022	$547,011	$6,077,714

Jul-2010	N/A	$502,853	$452,568	$502,853	$551,427	$6,186,364

Aug-2010	N/A	$511,685	$460,516	$511,685	$555,842	$6,295,014

Sep-2010	N/A	$520,516	$468,465	$520,516	$560,258	$6,403,664

Oct-2010	N/A	$529,348	$476,413	$529,348	$564,674	$6,512,314

Nov-2010	N/A	$538,179	$484,361	$538,179	$569,090	$6,620,964

Dec-2010	N/A	$547,011	$492,310	$547,011	$573,505	$6,729,614

Jan-2011	N/A	$555,842	$500,258	$555,842	$577,921	$6,838,264

Feb-2011	N/A	$564,674	$508,207	$564,674	$582,337	$6,946,914

Mar-2011	N/A	$573,505	$516,155	$573,505	$586,753	$7,055,564

Apr-2011	N/A	$582,337	$524,103	$582,337	$591,168	$7,164,214

May-2011	N/A	$591,168	$532,052	$591,168	$595,584	$7,272,865

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			Termination By
			Company With
			Cause or by	Termination By
			Participant	Company Without
			Without Good	Cause or By		Death Benefit
Month of			Reason ( i.e. early	Participant For		(Section 2.8)
Termination	Normal Retirement	Disability	retirement)	Good Reason	Change in Control	(One Time-
(or Disability)	(Section 2.2)*	(Section 2.3)*	(Section 2.4)*	(Section 2.5)*	(Section 2.6)*	Lump Sum)

Jun-2011	$600,000	$600,000	$600,000	$600,000	$600,000	$7,381,515

Jul-2011	$605,349	$605,349	$605,349	$605,349	$605,349	$7,447,315

Aug-2011	$610,697	$610,697	$610,697	$610,697	$610,697	$7,513,116

Sep-2011	$616,046	$616,046	$616,046	$616,046	$616,046	$7,578,917

Oct-2011	$621,394	$621,394	$621,394	$621,394	$621,394	$7,644,718

Nov-2011	$626,743	$626,743	$626,743	$626,743	$626,743	$7,710,519

Dec-2011	$632,091	$632,091	$632,091	$632,091	$632,091	$7,776,320

Jan-2012	$637,440	$637,440	$637,440	$637,440	$637,440	$7,842,121

Feb-2012	$642,789	$642,789	$642,789	$642,789	$642,789	$7,907,922

Mar-2012	$648,137	$648,137	$648,137	$648,137	$648,137	$7,973,722

Apr-2012	$653,486	$653,486	$653,486	$653,486	$653,486	$8,039,523

May-2012	$658,834	$658,834	$658,834	$658,834	$658,834	$8,105,324

Jun-2012	$675,000	$675,000	$675,000	$675,000	$675,000	$8,171,125

Jul-2012	$680,587	$680,587	$680,587	$680,587	$680,587	$8,238,762

Aug-2012	$686,175	$686,175	$686,175	$686,175	$686,175	$8,306,399

Sep-2012	$691,762	$691,762	$691,762	$691,762	$691,762	$8,374,036

Oct-2012	$697,349	$697,349	$697,349	$697,349	$697,349	$8,441,672

Nov-2012	$702,937	$702,937	$702,937	$702,937	$702,937	$8,509,309

Dec-2012	$708,524	$708,524	$708,524	$708,524	$708,524	$8,576,946

Jan-2013	$714,111	$714,111	$714,111	$714,111	$714,111	$8,644,583

Feb-2013	$719,699	$719,699	$719,699	$719,699	$719,699	$8,712,220

Mar-2013	$725,286	$725,286	$725,286	$725,286	$725,286	$8,779,856

Apr-2013	$730,873	$730,873	$730,873	$730,873	$730,873	$8,847,493

May-2013	$736,461	$736,461	$736,461	$736,461	$736,461	$8,915,130

Jun-2013	$755,000	$755,000	$755,000	$755,000	$755,000	$8,982,767

Jul-2013	$761,614	$761,614	$761,614	$761,614	$761,614	$9,061,463

Aug-2013	$768,229	$768,229	$768,229	$768,229	$768,229	$9,140,159

Sep-2013	$774,843	$774,843	$774,843	$774,843	$774,843	$9,218,855

Oct-2013	$781,458	$781,458	$781,458	$781,458	$781,458	$9,297,552

Nov-2013	$788,072	$788,072	$788,072	$788,072	$788,072	$9,376,248

Dec-2013	$794,686	$794,686	$794,686	$794,686	$794,686	$9,454,944

Jan-2014	$801,301	$801,301	$801,301	$801,301	$801,301	$9,533,640

Feb-2014	$807,915	$807,915	$807,915	$807,915	$807,915	$9,612,336

Mar-2014	$814,530	$814,530	$814,530	$814,530	$814,530	$9,691,032

Apr-2014	$821,144	$821,144	$821,144	$821,144	$821,144	$9,769,729

May-2014	$827,758	$827,758	$827,758	$827,758	$827,758	$9,848,425

Jun-2014	$850,000	$850,000	$850,000	$850,000	$850,000	$9,927,121

Thereafter	$850,000	$850,000	$850,000	$850,000	$850,000

*Denotes annual annuity (paid monthly) starting at age 62 or such later date termination occurs. Monthly payments continue for "Life" subject to Section 2.9 of the Plan.

NOTE: The liability residing on the general ledger would need to be adjusted to the adjusted annual benefit if the beneficiary becomes disabled, is terminated with or without cause, or if there is a change in control.

NOTE FURTHER: Annual annuity amounts for any retirement after June 2011 are as set forth in the above schedule and include the Offsetting Benefits. Annual Annuity payments (or death benefit) triggered by a termination of employment prior to July 2011 are determined by the amounts accrued by the Company in accordance with prescribed accounting rules. The above amounts are estimated based upon current assumption but do not currently take into account anticipated Offsetting Benefits. Therefore the amounts are somewhat over stated. Payments triggered by a termination prior to July 2011 are not subject to Offsetting Benefits.

Supplement Executive Retirement Plan	Umpqua Holdings Corporation
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